SHAREHOLDERS EQUITY	6 Months Ended
Jun. 30, 2024
SHAREHOLDERS EQUITY
SHAREHOLDERS' EQUITY

NOTE 14 — SHAREHOLDERS’ EQUITY

Ordinary Shares

The authorized share capital of China Liberal was 50,000,000 shares of par value of $0.001 each prior to November 30, 2023. On November 30, 2023, the authorized share capital of China Liberal increased from $50,000 divided into 50,000,000 ordinary shares of $0.001 par value each to $7.5 million divided into 7.5 billion ordinary shares of $0.001 par value each. On January 19, 2024, China Liberal consolidated its ordinary shares of fifteen (15) ordinary shares with par value of $0.001 per share each into one (1) ordinary share with par value of $0.015 per share each. Immediately following the share consolidation, the authorized share capital of China Liberal became $7.5 million divided into 500,000,000 ordinary shares of $0.015 par value each.

Issuance of ordinary shares

In June 2024, China Liberal issued and sold a total of 25,000,000 ordinary shares at a price of $1.00 per share to certain accredited investors in a private placement transaction. The net proceeds to China Liberal from this offering were $24.9 million.

In June 2024, China Liberal’s Board of Directors granted a total of 465,372 ordinary shares, par value of $0.015 per share to ten employees of the Company under the 2023 Share Incentive Plan, vested immediately in full upon the date of grant. The fair value of the ordinary shares granted was $1,256,504 as of June 12, 2024, based on the market price of China Liberal’s ordinary share as of the date of the grant. The Company recognized share-based compensation expense of $1,256,504 for the six months ended June 30, 2024.

As of June 30, 2024 and December 31, 2023, China Liberal had a total of 28,816,663 and 3,351,336 ordinary shares issued and outstanding, respectively.

Statutory reserve and restricted net assets

China Liberal’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to China Liberal. The payment of dividends by entities organized in China is subject to limitations, procedures and formalities. Regulations in the PRC currently permit payment of dividends only out of accumulated profits as determined in accordance with accounting standards and regulations in China.

The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the board of directors of China Liberal (the “Board of Directors”). The statutory reserve may be applied against prior year losses, if any, and may be used for general business expansion and production or increase in registered capital, but are not distributable as cash dividends.

Relevant PRC laws and regulations restrict China Liberal’s PRC subsidiaries from transferring a portion of their net assets, equivalent to their respective statutory reserves and share capital, to China Liberal in the form of loans, advances or cash dividends. Only the accumulated profits of the PRC subsidiaries may be distributed as dividends to China Liberal without the consent of a third party. As of June 30, 2024 and December 31, 2023, the restricted amounts as determined pursuant to PRC statutory laws totaled $1.0 million and $1.0 million, respectively, and total restricted net assets amounted to $5.8 million and $8.8 million, respectively.